UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (214) 740-6500

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC
6.00% Series B Cumulative Convertible Perpetual Preferred Stock, par value $0.0001 per share	XELAP	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

As previously disclosed, on November 13, 2023, Exela Technologies Inc. (the “Company”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“NASDAQ”) stating that the Company is not in compliance with NASDAQ Listing Rule 5550(b)(2) (the “MVLS Rule”) because the Company’s Market Value of Listed Securities (“MVLS”) was below the minimum requirement of $35 million and that the Company did not satisfy any of the alternative requirements for continued listing under Nasdaq Listing Rule 5550(b), including the $2.5 million minimum stockholders’ equity test (the “Minimum Equity Requirement”).

On July 2, 2024, the Company submitted a plan to NASDAQ to regain compliance with the Minimum Equity Requirement (the “Plan”) centered around the spin-off of Exela Technologies BPA, LLC to shareholders of the Company (the “BPA Spin-off”), as more fully described in that certain Current Report on Form 8-K filed by the Company on July 1, 2024, in order to satisfy continued listing on NASDAQ. On July 17, 2023, NASDAQ granted an extension until November 1, 2024 to evidence compliance with the Minimum Equity Requirement, conditioned upon the Company’s achievement of certain interim milestones to NASDAQ’s satisfaction (the “Milestones”).

If the BPA Spin-Off occurs, and the Milestones are met, the Company believes that the Company’s stockholders’ equity will increase to over $2.5 million on a post-BPA Spinoff adjusted basis.

In addition, as previously reported, on March 14, 2023, the Company received a notice from NASDAQ stating that the Company was in noncompliance with NASDAQ Listing Rules 5620(a) and 5810(c)(2)(G) as a result of its failure to hold an annual shareholder meeting within twelve months of the December 31, 2022 fiscal year end. On June 20, 2024, the Company received a notice from NASDAQ that due to the Company holding the combined 2023 and 2024 Annual Meeting of Stockholders on June 13, 2024 the Company has been deemed in compliance with such NASDAQ listing standards.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2024

Exela Technologies, Inc.

By:	/s/ Zach Maul
Name: Zach Maul
Title: Secretary